UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities and Exchange Act of 1934, as amended

Check the appropriate box:

[x] Preliminary Proxy Statement

[  ] Confidential, for use of the Commission Only (as permitted by Rule 14 (c)-5(d)(2)

[  ] Definitive Proxy Statement

50: ADVANCED PRODUCTS GROUP, INC.

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           1. Title of each class of securities to which transaction applies:

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INFORMATION STATEMENT
TO STOCKHOLDERS
OF

ADVANCED PRODUCTS GROUP, INC.

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY
THE BOARD OF DIRECTORS OF THE COMPANY.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

  Item 1    Information Required By Items of Schedule 14A (17 CFR 240.14a-101) and Matters Approved by the Majority Shareholders

  On January 24, 2007 the Company solicited and received written consents from in lieu of meeting from the shareholders representing in excess of 50.1% of the common voting stock of the Company, the "Majority Shareholders".  Said written consents, including executed Voting Agreements were mailed to the principal offices of the Company.  The principal offices of the Company are located at Sayid and Associates LLP, 408 West 57th Street, Suite 8E, New York, New York 10019.

This Information Statement is therefore being furnished to shareholders of common voting stock of Advanced Products Group, Inc., with a par value of $.001, that of the date first entered hereinabove the Majority Shareholders of the Company approved the Merger of the Company and Cloudtech Sensors, Inc., a Delaware corporation and the filing of a Certificate of Merger with the State of Delaware effecting said merger.

This Information Statement describing the approval of the Merger and Name Change (the "Stockholder Matters") is first being mailed or furnished to the Company"s stockholders on or about March 30, 2007, and such matters shall not become effective until at least 10 days thereafter. Expenses in connection with the distribution of this Information Statement will be paid by the Company and are anticipated to be less than $10,000.00.

 Item 1.2   Dissenters Right of Appraisal In Regard to the Merger Only

 Pursuant to Section 262 the Delaware General Business Law and the Merger Agreement, shareholders who shall have not voted in favor of the Merger, and who shall have demanded properly in writing appraisal for such Common Stock in accordance with Section 262 of Delaware Law (collectively, the Dissenting Shares) shall not be converted into, or represent the right to receive, the Merger Consideration payable for each such share of Common Stock. Such stockholders shall be entitled to receive payment of the appraised value of such Company Common Stock held by them in accordance with the provisions of such Section 262, except that all Dissenting Shares held by stockholders who shall have failed to perfect or who effectively shall have withdrawn or lost their rights to appraisal of such Company Common Stock under such Section 262 shall thereupon be deemed to have been converted into, and to have become exchangeable for the right to receive the Per Share Merger Consideration payable for each such share of Common Stock upon surrender of the certificate or certificates that formerly evidenced such Company Common Stock.

Item 1.3            Outstanding Voting Securities

 As of March 5, 2007 (the "Record Date"), out of the 40,000,000 shares of Common Stock authorized there were 3,340,000 shares of Common Stock issued and outstanding, and out of the 10,000,000 shares of preferred stock authorized there were no shares of the preferred stock outstanding.

Only holders of record of the Common Stock at the close of business on the Record Date were entitled to participate in the written consent of the Company's stockholders.  Each share of Common
Stock was entitled to one (1) vote.

The Board of Directors of the Company has determined that all Shareholders ARE NOT REQUIRED to return their certificates to have them re-issued by the Transfer Agent.

Furthermore, it is the intention of the board of directors of Cloudtech Sensors, Inc, which constitutes a majority of the shares in excess of 51% of the post merger common voting stock of the Company, to file a Certificate of Amendment to the Certificate of Incorporation of the Company changing the name of the Company to Cloudtech Sensors, Inc.

     Item 1.4     Principal Shareholders

 The following table sets forth, as of March 5, 2007 the name and the number of shares of the Company's Common Stock, par value $.001 per share, held of record or beneficially by each person who held of record, or was known by the Company to own beneficially, more than 5% of the 3,340.000 issued and outstanding shares of the Company's Common Stock, and the name and shareholdings of each director and of all officers and directors as a group.

Name

Address>

Number of Shares Beneficially Owned

Position

Director>

Percent of Ownership

Ronald Weprin

 3535 Beebridge Road #13, Sarasota, Fl 34239

500,000

Chairman

Yes

14.9%

Russ D'Agata

 1132 Vinings Grove Way SE, Smyma, GA 30082

500,000

Secretary

Yes

14.9%

Edward da Parma

222 Bay 14th Street, Brooklyn, NY 11214

1,054,000

President

Yes

31.6%

M. David Sayid

408 West 57th Street, Suite 8E, New York, NY 10019

1,100,000

32.9%

     Item 1.5       Board of Directors

 There is no matter before the shareholders in regard to election of directors.  The Merger Agreement which is the subject of the matter of this Information Statement establishes that the board of directors post merger will be the board of directors of Cloudtech Sensors, Inc. who will serve pursuant to the By-laws of the Company.

    Item 1.6           Executive Compensation

During the last three (3) fiscal years the Company has had no operations and no employees other than the officers as set forth in Item 1.4 above, who served with no compensation, in any form including but not limited to cash compensation, bonuses, deferred compensation, stock options or any other type of compensation in any of the three (3) fiscal years aforementioned.

   Item 1.7     Termination and Change of Control Agreements

 There are no compensatory plans or arrangements, including payments to be received from the Company, with respect to any person named in Cash Compensation set out above which in any way result in payments to any such person because of his resignation, retirement, or other termination of such person's employment with the Company or its subsidiaries, or any change in control of the Company, or change in the person's responsibilities following a changing in control of the Company

 Item 1.8     Mergers, Consolidations, Acquisitions and Similar Matters

Pursuant to the terms of the Merger Agreement, which was executed on February 27, 2007, the board of directors of the Company shall resign and the board of directors of Cloudtech Senors, Inc. shall become the board of directors of the Company.  In consideration of the merger, Cloudtech Sensors, Inc. shall pay to the Company the sum of Two Hundred Twenty Five Thousand ($225,000.00) Dollars not later than May 27, 2007.  In addition, as part of the consideration, the shareholders of the Company shall retain their shares representing in the aggregate, Fifteen (15%) Percent of the issued and outstanding shares of the Company.

The Merger Agreement further requires the resignation of the current board of directors of the Company at which time the board of directors of Cloudtech Sensors, Inc. shall become the board of directors of the Company and shall serve the balance of the term of such directors pursuant to the by-laws of the Company.

It is also agreed that the Company shall amend its Certificate of Incorporation with the State of Delaware to effect the change of the name of the Company to Cloudtech Sensors, Inc.

 The parties to the Merger Agreement are Advanced Products Group, Inc. and Cloudtech Sensors, Inc.  Advanced Products Group, Inc. may be contacted at the address first entered herein above and at (212) 262-1166.  Cloudtech Sensors Inc., has principal offices located at 13 Laetitia, Laudenburg, PA 19350, (610)255-5678

During the past six (6) years the Company has been dormant and not conducting business of any nature.  The sole business activity of the Company has been to find a suitable merger partner to give value to the shareholders of the Company.

Cloudtech Sensors, Inc. is a development stage corporation formed under the laws of Delaware, engaged in the manufacture, design and engineering of hand held sensor devices capable of providing real time analysis of chemical, biological and nuclear agents and communicating its findings to multiple responders and users.

Cloudtech Sensors, Inc. began operations on or about December 30, 2006 and as such has no significant financial information at this time.  The Company has had no operations over the last six (6) years and has no significant financial information to report.  There are no opinions, appraisals or reports from any outside agent in regard to this transaction.  Nor is this transaction subject to approval by any regulatory agency, state or federal.

Item 1.9     Amendment of Charter, By-laws or Other Documents

Under the terms of the Merger Agreement approved by the written consent of the Majority Shareholders, the Certificate of Incorporation of Advanced Products Group, Inc., is to be amended to change the name of the corporation to Cloudtech Sensors, Inc.

The Board of Directors (the "Board") by unanimous written consent dated as of March 5, 2007, and certain stockholders (the "Majority Stockholders"), owning a majority of issued and outstanding capital stock of the Company entitled to vote, by written consent dated as of March 5. 2007, approved and adopted resolutions to amend the Company's Certificate of Incorporation.  The Certificate of Amendment to the Company's Certificate of Incorporation, to be filed on or about March 31, 2007 with the Secretary of State of the State of Delaware to change the Company's name to "Cloudtech Sensors Inc." or such similar available name, and will not be effective earlier than 20 days after the mailing of this Information Statement.

Purpose of Proposed Name Change

The Board of Directors has determined that at some date in the future it may wish to, in the best interests of the shareholders, to spin out the current business assets of the Company into a new subsidiary, to be called Advanced Products Group, Inc.  Therefore, to avoid having two corporations with the same name, we are amending the Certificate of Incorporation of the Company to change the name of the Company to Cloudtech Sensors Inc.  This will better reflect our intention to concentrate in the hand held sensor market.

 Procedure for the Approval of the Certificate of Amendment to the Company's

Certificate of Incorporation

The elimination of the need for a special meeting of the shareholders to approve the Amendment occurred when a majority of shares entitled to vote approved the Name Change on March 5, 2007.  In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Amendment as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the
Company voted to utilize the written consent of the majority shareholders of the Company.

Required Approvals Obtained

The Board, by its unanimous written consent (the "Board Consent"), adopted resolutions approving the
Certificate of Amendment to the Company's Certificate of Incorporation to amend the name of the
Corporation to "Cloudtech Sensors Inc."  On the Record Date, the only issued and outstanding shares of the Company's capital stock entitled to vote on the proposed amendment were 3,340,000 shares of the Company's common stock, par value $.0001 per share (the "Common Stock"), of which the
Majority Stockholders held in excess of 51% of the total stock entitled to vote on the proposed amendment.  On March 5, 2007, the Majority Stockholders, by written consent in lieu of a meeting, approved the Certificate of Amendment to the Company's Certificate of Incorporation, a copy of which is attached to this Information Statement as Exhibit A.  No further consents, votes or proxies are or were necessary to effect the approval of Certificate of Amendment to the Company's Certificate of Incorporation.

Dissenter's  Rights of Appraisal.

Under Delaware Law, our dissenting shareholders, if any, are not entitled to appraisal rights with respect to the approved amendment, and the Company elects not to independently provide its  shareholders with any such right in respect to the amendment..

   Item 2:    Statement That Proxies Are Not Being Solicited

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

     Item 3:     Interest of Certain Persons In or Opposition to Matters to Be Acted                               Upon

The following persons hold a majority of the shares in the Company and on January 24, 2007 entered into Voting Agreements with the Company consenting to the matters to be acted upon which are the subject of this filing:

Name

Address

Number of Shares Beneficially Owned

Position

Director

Percent of Ownership

Ronald Weprin

 3535 Beebridge Road # 13 Sarasota Fl 34239

500,000

Chairman

Yes

14.9%

Russ D'Agata

 1132 Vinings Grove Way SE, Smyma, GA 30082

500,000

Secretary

Yes

14.9%

Edward da Parma

222 Bay 14th Street, Brooklyn, NY 11214

1,054,000

President

Yes

31.6%

M. David Sayid

408 West 57th Street, Suite 8E, New York, NY 10019

1,100,000

Associate
(Legal and Investment Counsel)

32.9%

No director of the Company has informed the Board of Directors of any opposition by such director of the matters which are the subject of this Schedule 14C.

 Item 4          Proposals by Securities Holders

There are no proposals of any holder of securities of the Company before the board of directors.  Provision is made within the Merger Agreement itself as to the timeliness and effect of any superior offer proposal by a shareholder and how such a superior offer is to be acted upon.

Other Information

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith is required to  file reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and 10-QSB (the "1934 Act Filings") with the Securities and Exchange Commission (the "Commission"
).  The Company was delisted by the NASD from the OTC Bulletin Board in 2001, and placed on the OTC "Pink Sheets" for failing to remain current in its reporting requirements.  The lost its business and primary product and became dormant and without sufficient funds to keep its reporting current. However, any reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, NW Washington, D.C, 20459.
Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section,
100 F Street, NW Washington, D.C 20549, at prescribed rates.  The Commission maintains a web site on the Internet(http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").
The following documents as filed with the Commission by the Company are incorporated herein by reference:
(1)        Form 8K Current Report filed on March 13, 2007

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT, PLEASE CONTACT

By order of the Board of Directors of

ADVANCED PRODUCTS GROUP, INC.

March 12, 2007

By:  /s/ Edward J. da Parma
      Edward J. da Parma, President